EXHIBIT 24.1

                                POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Bel Fuse Inc. desire to authorize Daniel Bernstein and Elliot Bernstein to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel Bernstein and Elliot Bernstein, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 500,000 shares of the Class B Common Stock of Bel Fuse Inc. issuable pursuant to the Bel Fuse Inc. Stock Option Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 9th day of October, 1998.

     SIGNATURES                                    TITLE
     ----------                                    -----

/s/ DANIEL BERNSTEIN                    President (Principal Financial and
-----------------------------           Accounting Officer), Director
Daniel Bernstein

/s/ ELLIOT BERNSTEIN                    Chairman of the Board and
-----------------------------           Chief Executive Officer (Principal
Elliot Bernstein                        Executive Officer)


/s/ PETER GILBERT                       Director
-----------------------------
Peter Gilbert

/s/ JOHN S. JOHNSON                     Director
-----------------------------
John S. Johnson

/s/ HOWARD BERNSTEIN                    Director
-----------------------------
Howard Bernstein

/s/ JOHN F. TWEEDY                      Director
-----------------------------
John F. Tweedy

/s/ Robert H. Simandl                   Director
-----------------------------
Robert H. Simandl